Related Parties	12 Months Ended
Dec. 31, 2021
Disclosure of transactions between related parties [abstract]
Related Parties	RELATED PARTIES
Biotech Avenir SAS and The NASH Epidemiology Institute™ , an endowment fund set up by the Company, are related parties within the meaning of IAS 24.9.
The registered office of Biotech Avenir SAS and that of The NASH Epidemiology Institute™ are located at the same address as the Company. These domiciliations are provided without charge.
Biotech Avenir
Biotech Avenir SAS is a holding company incorporated in 2001 by the Company's founders. Most of its share capital is currently held by individuals, i.e. the four co-founders of the Company and twelve Company employees.
Jean-François Mouney, the Chairman of the Company, is also the Chairman of Biotech Avenir SAS.
At December 31, 2021, Biotech Avenir SAS held 3.79% of the share capital of the Company.
The Company did not carry out any transactions with Biotech Avenir in 2021, 2020, or 2019 , with the exception of the domiciliation without charge.
The NASH Epidemiology Institute™
The NASH Education Program™ (which became The NASH Epidemiology Institute™ ) endowment fund was created in November 2016 at the initiative of the Group to develop and finance disease awareness activities targeting medical professionals and the general public.
It was dissolved on December 31, 2020, and in that context, the endowment fund had a positive balance of €17. These funds were transferred to the benefit of the Fondation de France in 2021.
PCAS Group
Mr. Frédéric Desdouits, member of the Genfit Board of Directors since June 2014 , was appointed CEO of PCAS Group in March 2019. Elafibranor’s principal active ingredient has been made by a PCAS Group production unit since 2013, and as Mr. Frédéric Desdouits became PCAS Group’s CEO, he temporarily became a related party as defined by IAS 24.9 until his resignation from this position in March 2020.
In January 2020, the Company signed a Memorandum of Understanding with PCAS Group setting out the conditions under which the PCAS Group would set up a second manufacturing source for the active ingredient used in the composition of elafibranor, as part of initiatives to secure the supply chain, and undertake the necessary investments to carry out this goal and to increase the production capacity of the active ingredient in view of a potential future marketing authorization. The cost to carry out technology transfers between the current manufacturing unit and the second source, €255, was to be borne by PCAS, except in case of termination of the RESOLVE-IT program. Due to the termination decision enacted on July 22, 2020, these costs were included in the closing costs of the study that were recognized in 2020. This Memorandum of Understanding was terminated in 2020 following the RESOLVE-IT topline data readout.
Ipsen Pharma SAS
The licensing agreement signed with Ipsen Pharma SAS in December 2021 provides for a certain number of service agreements to be signed with the Company in 2022.
These agreements cover support for Ipsen in future proceedings and processes (other than knowledge transfer) and the provision of drug tablets which Ipsen may require to execute its clinical trial. As per the agreement signed with Ipsen in December 2021, the prices under these agreements will cover all costs born by the Company to provide the relevant goods and services, without economic benefit for Ipsen.